PROJECT JUICE

--------------------------------------------------------------------------------
PRESENTATION TO THE SPECIAL COMMITTEE
MARCH 20, 2000
--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
PROJECT JUICE
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Section 1      Executive Summary
Section 2      Corporate Overview
Section 3      Valuation
Appendix A     Financial Model
Appendix B     Analysis of Selected Acquisitions of Minority Interests
Appendix C     Selected U.S. Property and Casualty Precedent Transactions
Appendix D     Orange Performance Relative to Tangerine
--------------------------------------------------------------------------------



MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
PROJECT JUICE
SECTION 1
EXECUTIVE SUMMARY
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
PROJECT JUICE
EXECUTIVE SUMMARY
EXECUTIVE SUMMARY
--------------------------------------------------------------------------------

o Tangerine is a premier player within the property and casualty sector given its:

     -    Highly regarded management team

     - Top-tier market position in key products (e.g., #2 in personal lines through independent agents, #3 in commercial lines, #1 in fidelity and surety)

     -    Proven consolidation and expense management capabilities

o Tangerine has also demonstrated stronger growth and returns relative to its P&C peer group:

     -    3-year average GAAP ROE of 15.1% vs. 10.9% for peer median

     - 3-year average GAAP operating income growth of 9.0% vs. 5.7% for peer median

o Despite these strong fundamentals, Tangerine's current depressed equity market valuation reflects difficulties of the last few years in the overall P&C sector including:

     -    Deterioration of pricing and top-line growth

     -    Turn in the reserve cycle

     -    Build up of excess capital

     -    Lack of investor interest in the sector

o These industry difficulties have resulted in a P&C industry P/E which is now 39.7% of the S&P 500 P/E vs. 59.4% of the S&P 500 P/E at the time of Tangerine's IPO in 1996.

o At the same time, Orange's share price has significantly outperformed market indices and may provide Tangerine with a more advantageous currency in making acquisitions in today's consolidating environment



MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
PROJECT JUICE


--------------------------------------------------------------------------------
SECTION 2
CORPORATE OVERVIEW
--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
TANGERINE STRENGTHS
--------------------------------------------------------------------------------

o    Universally high-regarded management team

     - Analytical approach to the business and focus on profitability and recurring earnings

     -    Underwriting discipline

     -    Expense management

o    Market leader in the U.S. P&C industry

     - 2nd largest writer of personal lines through independent agents and 3rd largest writer of commercial lines based on DPW

     -    3rd largest publicly traded U.S. P&C company by market capitalization

     - Strong position in an industry where other market leaders have come under significant operating pressures (e.g., Allstate, CNA, SAFECO, and St. Paul)

o    Proven consolidation ability

     - Track record of having successfully completed one of the largest consolidating mergers in the U.S. P&C industry, especially relative to SAFECO's integration of American States and CNA's integration of Continental

     - Achievement of headcount reduction targets has helped to create infrastructure leverage

o High retention rates and selective underwriting have driven commercial lines performance

     -    Over 80% customer retention rates across major business lines

     -    Rigorous account-by-account analysis

     - Dedicated claims and underwriting functions for construction and workers' compensations policies

     - As prices firm, mid to high single digit premium increases expected across small, middle-market and construction market segments for the next 5 years

o    Consistently strong personal lines business

     - Focus on growing agency business where margins have been strong (e.g., affinity group markets)

     - Disciplined underwriting policies and processes on the field and corporate levels

     - Lower loss ratios than the industry and favorable loss reserve development


MORGAN STANLEY DEAN WITTER                                                  4

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
TANGERINE STRENGTHS (CONT'D)
--------------------------------------------------------------------------------

o    Diversified distribution in personal lines

     -    Leader in independent agency distribution of personal lines

     - Growing personal lines affinity market business with over 35% compound annual increase in affinity policies in force since 1997

     - Orange credit card cross-sell opportunities with roll-out of call leveraging initiative in 40 states this year

o    High quality balance sheet

     - High quality investment portfolio (average rating of "Aa3/AA" on fixed income portfolio) with matched duration risk (5.8 years)

     - Conservative financial leverage with 16.4% debt and preferred/capital and conservative operating leverage of 1.07x 1999 NPW/statutory capital and surplus

o    Reserve quality

     - Consistently ranked among the best in the industry in reserving practices by equity analysts

     -    $827 million of total reserve margin estimated by Management

     -    Conservative loss picks, especially in commercial casualty lines

     - Aggressive catastrophe management and resolution of A&E claims (84% of environmental property damage claims have been resolved)


MORGAN STANLEY DEAN WITTER                                                   5

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
TANGERINE ISSUES
--------------------------------------------------------------------------------

OPERATING ISSUES

o    Modestly declining profitability

     -    ROE has fallen from 15.8% in 1997 to 14.8% in 1999

     - Management expects only 1.6% growth in operating income for 2001 over 2000 while I/B/E/S estimates call for 8.2% growth over the same period

o Industry fundamentals have been poor for the past several years given soft pricing and adverse reserve characteristics

     - Potential margin erosion as a result of continued severe competition in commercial lines and personal auto

     - Industry-wide deterioration of personal auto reserve redundancy and continued high accident year combined ratios in workers' compensation

          - Tangerine's personal lines combined ratio has increased to 96.7% in 1999 from 92.2% in 1997

          - Tangerine's commercial lines combined ratio has fallen to only 108.6% in 1999 from 109.0% in 1997

          - Tangerine's overall combined ratio has increased to 103.2% in 1999 from 102.3% in 1997

o    Unclear whether recent commercial lines price firming will be long-lived

     - Management expects 7% - 9% near-term commercial lines annual premium rate growth

o    Sustainability of reserve releases

     - Reserve releases have improved the combined ratio by 4.2% on average over the past 3 years

o    Potential difficulty of achieving cross-selling targets

     -    Few precedents for successful cross-selling in the insurance sector

     - Tangerine's need to cancel SECURE program due to limited success in selling profitable policies through PFS life agents

o Tangerine's Internet strategy may be less developed than that of competitors


MORGAN STANLEY DEAN WITTER                                               6

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
TANGERINE ISSUES (CONT'D)
--------------------------------------------------------------------------------

STOCK MARKET/CAPITALIZATION ISSUES

o Inability to make acquisitions has negatively impacted equity market valuation over the past several years

     - Until passage of the financial services deregulation bill, Tangerine was unable to make acquisitions due to the formation of Orange

     - Expectation by equity analysts that Tangerine will need to make acquisitions to grow

     - Market reaction to Reliance Surety acquisition (1.7% decline in share price on day of announcement) and only marginal earnings accretion expected

     -    Weak currency for making acquisitions relative to Orange currency

o    Potential liquidity discount in Tangerine's share price

     -    Inferior voting rights for Class A shares

     -    Lower level of liquidity relative to peers given Orange ownership

o    Overcapitalization consistent with overall P&C industry

     -    1.07x NPW/surplus leverage despite 45% personal lines book

     - 16.4% debt and preferred/total capital is below peer group median financial leverage

     - Limited ability to effect share repurchases on a larger scale to deploy excess capital


MORGAN STANLEY DEAN WITTER                                                  7

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
OPERATING ENVIRONMENT
--------------------------------------------------------------------------------

o THE P&C MARKET SUFFERS FROM OVERCAPACITY AND COMPETITIVE PRICING CAUSING TANGERINE TO:

     -    MORE SELECTIVELY UNDERWRITE CERTAIN BUSINESSES

     -    ENTER HIGHER MARGIN BUSINESS SEGMENTS

     -    DEVELOP ALTERNATIVE DISTRIBUTION CHANNELS

     -    CUT COSTS AGGRESSIVELY


o    Commoditization of traditional products has caused Tangerine to pursue:

     -    A selective underwriting strategy

     - Higher margin businesses (e.g., surety in commercial lines and affinity group business in personal lines)

     - Rate increases and improvement of retention through service initiatives

o Tangerine is likely to benefit from near-term firming of pricing in commercial lines:

--------------------------------------------------------------------------------
SELECTED COMMERCIAL LINES RATE TRENDS

                          1998    1999      2000E
--------------------------------------------------------------------------------
Commercial Accounts      (3.7)     3.7       9.6
--------------------------------------------------------------------------------
Select Accounts          (3.0)    (0.4)      1.3
--------------------------------------------------------------------------------
Construction             (4.5)     1.7       9.2
--------------------------------------------------------------------------------
SOURCE  Company Reports


o    Alternative distribution is an important source of growth for Tangerine:

     - Roll-out of call leveraging effort with Orange's credit card division is a major part of the personal lines growth strategy

     - Joint venture with Winterthur allows for better sourcing of global programs in the large commercial market

o High industrywide infrastructure leverage has driven Tangerine management to cut its expense base:

     - Aggressive expense management has reduced controllable expense ratio to 21.7% in 1999 from 24.3% in 1996 because of ongoing cost controls (e.g., reduction of headcount by 12% over the period)

     - Management believes Tangerine's controllable expenses will rise only as a result of salary increases


MORGAN STANLEY DEAN WITTER                                                8

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
ANALYST COMMENTARY
CURRENT STREET OPINIONS AND ESTIMATES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SUMMARY OF ANALYST FORECASTS AND OPINIONS
                                                                      EPS ESTIMATES
                                                                     ---------------
                                                       PRICE AT REPORT  2000E  2001E  5-YEAR PROJ. CAGR  TARGET PRICE
DATE                              FIRM  RECOMMENDATION               $      $      $                  %             $
---------------------------------------------------------------------------------------------------------------------
03/02/2000                 ING Barings      Strong Buy           33.12    N/A    N/A                N/A           N/A
---------------------------------------------------------------------------------------------------------------------
02/28/2000               Merrill Lynch  Market Perform           31.12   3.60   3.90                N/A         40.00
---------------------------------------------------------------------------------------------------------------------
02/07/2000                 J.P. Morgan  Market Perform           33.31    N/A    N/A                N/A           N/A
---------------------------------------------------------------------------------------------------------------------
01/20/2000     Keefe, Bruyette & Woods             Buy           36.69    N/A    N/A                N/A           N/A
---------------------------------------------------------------------------------------------------------------------
01/19/2000         Warburg Dillon Read      Strong Buy           37.25    N/A    N/A                N/A           N/A
---------------------------------------------------------------------------------------------------------------------
01/19/2000  Credit Suisse First Boston             Buy           37.25   3.55   3.70          12.0-15.0         44.00
---------------------------------------------------------------------------------------------------------------------
01/18/2000     Bear Stearns & Co. Inc.         Neutral           37.63   3.55   3.70                N/A      40-42.00
---------------------------------------------------------------------------------------------------------------------
01/18/2000               Deutsche Bank             Buy           38.00   3.65   3.90               11.0         40.00
---------------------------------------------------------------------------------------------------------------------
01/18/2000  Morgan Stanley Dean Witter      Outperform           37.00   3.60    N/A               12.0         49.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
03/09/2000             I/B/E/S/ Median             N/A           30.43   3.65   3.95               11.5           N/A
---------------------------------------------------------------------------------------------------------------------

SOURCE  Bloomberg, equity research reports

"WITH ITS SIGNIFICANT BOOK OF COMMERCIAL LINES BUSINESS, STRONG BALANCE SHEET, DISCIPLINED UNDERWRITING AND CROSS-SELLING OPPORTUNITIES WITH ORANGE, WE BELIEVE TANGERINE IS WELL-POSITIONED TO CAPITALIZE ON THE CURRENT CYCLE TURN."

-Harry Fong, Deutsche Bank, 1/18/2000

"TANGERINE IS LED BY HIGHLY CAPABLE MANAGERS WHO HAVE A SENSE OF URGENCY ABSENT IN MOST PROPERTY-CASUALTY INSURERS."

-Charles Gates, Credit Suisse First Boston, 1/19/2000

"WE BELIEVE THAT TANGERINE WILL BE ABLE TO CROSS-SELL PRODUCTS TO A BROADER CUSTOMER BASE THROUGH ORANGE'S CREDIT CARD AND BRANCH NETWORKS AND EVENTUALLY OVER THE INTERNET. IF THIS WORKS, WE BELIEVE THAT THERE COULD BE A SUBSTANTIAL INCREASE IN PREMIUM VOLUME."

-Alan Zimmerman, Morgan Stanley Dean Witter, 1/18/2000

"DESPITE IMPROVED RATES IN SOME SECTORS, WE BELIEVE A POTENTIAL SLOWDOWN IN THE RATE OF RESERVE REDUNDANCY COULD HAVE A PARTIAL OFFSETTING EFFECT ON FUTURE EARNINGS GROWTH."

-Michael Smith, Bear Stearns, 1/18/2000



MORGAN STANLEY DEAN WITTER                                                  9

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
HISTORICAL QUARTERLY EPS PERFORMANCE
--------------------------------------------------------------------------------

O    TANGERINE HAS CONSISTENTLY DELIVERED BETTER-THAN-EXPECTED EARNINGS TO
     INVESTORS


                                [GRAPHIC OMITTED]


         Bar chart of actual operating EPS versus I/B/E/S median estimates for the period beginning in 1997 and ending in 1999



MORGAN STANLEY DEAN WITTER                                                  10

PROJECT JUICE
CORPORATE OVERVIEW
SELECTED HISTORICAL AND BUDGETED RESULTS
$ IN MILLIONS, EXCEPT RATIOS UNLESS NOTED
--------------------------------------------------------------------------------

o TANGERINE HAS ENJOYED A RECORD OF CONSISTENT OPERATING INCOME GROWTH DRIVEN BY IMPROVED COMMERCIAL LINES UNDERWRITING, FAVORABLE LOSS RESERVE DEVELOPMENT AND CONSISTENT EXPENSE MANAGEMENT


--------------------------------------------------------------------------------
                                                    ACTUAL          BUDGET
                                           -----------------------  -------
                                             1997     1998   1999    2000B
--------------------------------------------------------------------------------
COMMERICAL LINES STATUTORY RATIOS:
--------------------------------------------------------------------------------
Loss and LAE Ratio                           78.4%    78.5%   77.9%   72.7%
--------------------------------------------------------------------------------
Underwriting Expense Ratio                   30.6     29.7    30.7    29.8
--------------------------------------------------------------------------------
Combined Ratio                              109.0    108.2   108.6   102.5
--------------------------------------------------------------------------------
PERSONAL LINES STATUTORY RATIOS:
--------------------------------------------------------------------------------
Loss and LAE Ratio                           63.5     66.7    70.0    68.2
--------------------------------------------------------------------------------
Underwriting Expense Ratio                   28.7     27.2    26.7    26.5
--------------------------------------------------------------------------------
Combined Ratio                               92.2     93.9    96.7    94.7
--------------------------------------------------------------------------------
TOTAL COMPANY STATUTORY RATIOS:
--------------------------------------------------------------------------------
Loss and LAE Ratio                           72.4     73.6    74.3    70.7
--------------------------------------------------------------------------------
Underwriting Expense Ratio                   29.9     28.6    28.8    28.2
--------------------------------------------------------------------------------
Combined Ratio                              102.3    102.3   103.2    98.9
--------------------------------------------------------------------------------
TOTAL COMPANY STATUTORY RATIO DEVELOPMENT:
--------------------------------------------------------------------------------
Accident Year Loss and LAE Ratio             76.5     77.3    79.1      NA
--------------------------------------------------------------------------------
Reserve Development                          (4.1)    (3.7)   (4.8)     NA
--------------------------------------------------------------------------------
Calendar Year Loss and LAE Ratio             72.4     73.6    74.3      NA
--------------------------------------------------------------------------------
OTHER OPERATING RATIOS:
--------------------------------------------------------------------------------
Net Written Premiums / Capital + Surplus     1.27x    1.14x   1.07x   1.00x
--------------------------------------------------------------------------------
Return on Average GAAP Equity                15.8%    14.8%   14.8%   15.4%
--------------------------------------------------------------------------------
SOURCE  Company reports

Note
1. Combined ratios before policyholder dividends



MORGAN STANLEY DEAN WITTER                                                11

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
REVENUE AND EARNINGS GROWTH
--------------------------------------------------------------------------------


NET PREMIUM WRITTEN GROWTH
$MM


                                [GRAPHIC OMITTED]


         Bar chart showing personal lines and commercial lines net premiums written from 1996 to 2000 (estimated)



GAAP OPERATING EARNINGS GROWTH
$MM


                                [GRAPHIC OMITTED]


         Bar chart showing GAAP operating earnings from 1996 to 2000 (estimated)



MORGAN STANLEY DEAN WITTER                                              12

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
EXPENSE MANAGEMENT
--------------------------------------------------------------------------------

O    TANGERINE HAS SIGNIFICANT OPERATING LEVERAGE BUILT INTO ITS EXPENSE
     MANAGEMENT


CONTROLLABLE OPERATING EXPENSES TO NET PREMIUMS WRITTEN (GAAP)
%

                                [GRAPHIC OMITTED]


         Bar chart showing the percentage of controllable operating expenses to GAAP net premiums written for 1995 to 1999



HEADCOUNT


                                [GRAPHIC OMITTED]



         Bar chart showing total employee headcount from April 1996 to December 1999




MORGAN STANLEY DEAN WITTER                                                 13

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
RESERVE POSITION
TANGERINE INTERNAL ACTUARIAL RESERVE ESTIMATES
--------------------------------------------------------------------------------

O TANGERINE IS REGULARLY NAMED AMONG THE BEST RESERVED COMPANIES IN THE P&C SECTOR AND MANAGEMENT BELIEVES IT HAS AT LEAST $827 MILLION OF OVERALL RESERVE MARGIN

O    CONSERVATIVE LOSS PICKS AND REGULAR MONITORING OF RESERVE POSITION

O AGGRESSIVE RESOLUTION OF CONSTRUCTION DEFECT CLAIMS AND INNOVATIVE WORKERS' COMPENSATION LOSS CONTROL SYSTEMS

O    84% OF ALL ENVIRONMENTAL PROPERTY DAMAGE CLAIMS RESOLVED




RESERVE POSITION RANGES AND RESERVE POSITION AS % OF CARRIED RESERVES
$MM

                                [GRAPHIC OMITTED]


         Bar chart showing the reserve position ranges and reserve position as a percentage of carried reserves




MORGAN STANLEY DEAN WITTER                                               14

PROJECT JUICE                      CORPORATE OVERVIEW
                                   RELATIVE OPERATING PERFORMANCE


                                   TANGERINE VS. P&C PEER GROUP
                                                               3-YEAR AVERAGE
                                  --------------------------------------------------------------------------
                                     NPE      OP. INCOME                  LOSS+LAE         EXPENSE  COMBINED   DEBT+PREFERRED/
                                   GROWTH       GROWTH      GAAP ROE         RATIO          RATIO      RATIO     TOTAL CAPITAL
                                                   (2)           (3)           (4)            (4)     (4)(5)               (6)
                                      %            %             %             %               %         %              %
-------------------------------------------------------------------------------------------------------------------------------
Tangerine                            10.2          9.0(7)        15.1          73.4           29.1      102.5              16.4

COMMERCIAL LINES COMPANIES
   AIG (P&C Business)                 9.5         14.3           14.8(8)       75.5           20.8       96.3           14.7(8)
   Chubb                              6.8         13.0           10.9          65.4           33.0       98.4              11.1
   CNA (P&C Business)                 0.0           NM            NM           82.0           32.4      114.4              26.6
   Hartford (P&C Business)            2.4          3.4(9)        13.8(8)       71.0           31.7      102.6              35.8
   St. Paul                          10.4          5.7           10.2          76.6           33.4      110.0              23.4

PERSONAL LINES COMPANIES
   Allstate                           3.1         13.7           15.0          73.8           25.3       99.1              15.6
   Ohio Casualty                      8.7        (24.2)           4.5          74.2           34.3      108.4              22.7
   SAFECO                             7.1(10)    (15.5)           6.1          70.5           29.2       99.8              33.6

 Peer Group Median                    7.0          5.7           10.9          74.0           32.1      101.2              23.1

SOURCE SEC filings

NOTES

1. 1997-1999 data if available, otherwise 1996 - LTM as of 9/30/99 for GAAP items and 1996 - 1998 data for statutory items

2. GAAP operating income excluding realized capital gains after-tax and extraordinary items

3.   Operating ROE (average equity)

4.   Statutory basis. Calendar year results

5.   Before policyholder dividends

6.   As of 12/3/99 if available, otherwise result as of 9/30/99

7.   1997 vs. 1996 growth not meaningful and is excluded

8.   Total company

9.   Adjusted 1996 P&C segment results due to unusual items

10.  Adjusted for American States acquisition



MORGAN STANLEY DEAN WITTER                                                   15

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
MAJOR EVENTS AFFECTING TANGERINE SHARE PRICE
--------------------------------------------------------------------------------


SELECTED EVENTS SINCE TANGERINE IPO
PRICES

                                [GRAPHIC OMITTED]


         Annotated line graph of TAP share price from April 22, 1996 to March 17, 2000

           4/23/1996             3/25/97                 11/13/97
           Tangerine IPO at      Fed raises rates        Tangerine completes
           $27.50/share                                  secondary offering of
                                                         14.2 MM shares of
                                                         $35.50


           4/6/98                12/15/98                1/25/99
           Announcement of       Announcement of         4Q98 EPS=0.88
           Orange merger         International JV with   IBES=0.81
                                 Winterthur


           4/19/99               7/19/99                 10/6/99
           1Q99 EPS=0.83         2Q99 EPS=0.86           Announcement of
           IBES=0.81             IBES=0.83               $200MM share
                                                         repurchase


           10/18/99              10/22/99                1/18/00
           Announcement of       Tentative agreement to  4Q99 EPS=0.90
           3Q99 EPS=0.85         enact HR-10             IBES=0.85
           IBES=0.84


           2/29/00
           Announcement of
           Reliance Surety
           Acquisition




MORGAN STANLEY DEAN WITTER                                                  16

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
TANGERINE PRICE-VOLUME TRADING ANALYSIS
--------------------------------------------------------------------------------

O TANGERINE HAD TRADED IN LINE WITH THE S&P 500 AFTER ITS IPO, BUT HAS NOW UNDERPERFORMED THE BROADER MARKET ALONG WITH THE REST OF THE P&C SECTOR


TANGERINE PRICE-VOLUME VS. S&P 500 SINCE APRIL 1996
INDEXED PRICE VS. S&P 500                                                   MM

                               [GRAPHIC OMITTED]


         Line chart of TAP's share price (indexed to 100) and volume versus the S&P 500 (indexed to 100)from April 23, 1996 to March 17, 2000


TANGERINE PRICE-VOLUME ANALYSIS VS. S&P 500 OVER LAST 52 WEEKS
INDEXED PRICE VS. S&P 500                                                   MM


                               [GRAPHIC OMITTED]


         Line chart of TAP's share price and volume versus the S&P 500 from March 17, 1999 to March 16, 2000



MORGAN STANLEY DEAN WITTER                                                  17

--------------------------------------------------------------------------------
PROJECT JUICE
CORPORATE OVERVIEW
SECTOR PERFORMANCE RELATIVE TO GENERAL MARKET
--------------------------------------------------------------------------------

O    THE P&C INDEX HAS UNDERPERFORMED THE S&P 500 SINCE JANUARY 1999

O SINCE BEGINNING OF 1998, P&C INDEX HAS SIGNIFICANTLY UNDERPERFORMED THE S&P 500 AND CURRENTLY REMAINS EXTREMELY OUT OF FAVOR DUE TO POOR FUNDAMENTALS, RISING INTEREST RATES AND SECTOR ROTATION AWAY FROM INSURANCE AND FINANCIAL SERVICES STOCKS


GENERAL MARKET PERFORMANCE SINCE APRIL 1996(1)
INDEXED PRICES

                                [GRAPHIC OMITTED]


         Line chart of the share prices (indexed to 100) of the S&P 500, P&C Index, S&P Financial Index and TAP from April 23, 1996 to March 17, 2000


P&C INDEX RELATIVE TO S&P 500 INDEX SINCE APRIL 1996(1)
INDEXED PRICES

                                [GRAPHIC OMITTED]

         Line chart of the P&C Index relative to the S&P 500 Index from April 23, 1996 to March 17, 2000


MORGAN STANLEY DEAN WITTER                                                   18

PROJECT JUICE                  CORPORATE OVERVIEW
                               ANALYSIS OF MAJOR TANGERINE CLASS A SHAREHOLDERS

GROWTH AT A REASONABLE
PRICE ("GARP") INVESTORS
DOMINATE TANGERINE'S CLASS
A INSTITUTIONAL INVESTOR BASE

                                                                TOTAL ASSETS UNDER  CURRENT HOLDINGS              CUMULATIVE
 INSTITUTION                           EQUITY ORIENTATION        MANAGEMENT ($BN)   (OF SHARES)           % TSO       % TSO
 ---------------------------------     ------------------        ----------------   -----------------     ------   ----------
 Fidelity Management & Research Co.    Growth, Value, Income      433.8            6,276,870               10.3      10.3
 Iridian Asset Management LLC          N/A                          N/A            3,744,700                6.1      16.4
 Neuberger & Berman Pension Mgmt.      Value, Growth                N/A            3,696,650                6.0      22.4
 Goldman Sachs Asset Management (US)   Growth, Value               77.8            2,983,501                4.9      27.3
 Alliance Capital Management L.P       Growth, Value              173.7            1,970,265                3.2      30.5
 Independence Investment Associates    Growth,Value                25.4            1,800,400                2.9      33.4
 Thompson, Siegel & Walmsley Inc.      Value, Growth                4.6            1,573,420                2.6      36.0
 Putnam Investment Management          Growth, Value              160.1            1,377,285                2.2      38.3
 Centurion Investment Group L.P.       N/A                          N/A            1,268,000                2.1      40.3
 Perry Partners L.P.                   Growth, Value                0.8            1,094,000                1.8      42.1
 John Hancock Advisers, Inc.           Growth, Value               21.8              959,905                1.6      43.7
 Barclays Global Investors, N.A.       Growth, Value, Index, Quant. N/A              920,934                1.5      45.2
 Mitchell Hutchins Asset Mgmt., Inc.   Growth                      43.8              867,198                1.4      46.6
 INVESCO Funds Group                   Growth, Value               13.3              792,300                1.3      47.9
 Columbia Management Company           Growth, Value               18.5              706,200                1.2      49.1
 David L. Babson & Company, Inc.       Index, Growth, Value         6.9              699,360                1.1      50.2
 Dimensional Fund Advisors, Inc.       Index, Value                13.2              694,400                1.1      51.3
 T. Rowe Price Associates, Inc.        Growth, Value               94.0              637,700                1.0      52.4
 TIAA-CREF Investment Management Inc.  Growth, Index               63.3              617,882                1.0      53.4
 NWQ Investment Management Company     Value                        6.3              572,899                0.9      54.3
 Dewey Square Investors Corporation    Value                        3.4              557,288                0.9      55.2
 Prudential Investments                Value, Growth               66.7              538,800                0.9      56.1
 Jennison Associates LLC               Growth                      31.3              535,300                0.9      57.0
 OppenheimerFunds Inc.                 Value                       42.7              504,700                0.8      57.8
 Scudder Kemper Investments, Inc,      Growth, Income,Value       112.3              504,330                0.8      58.6
 American Express Financial Advisors   Growth, Value, Index       128.0              498,098                0.8      59.4
 Philo Smith & Company, Inc.           N/A                          N/A              493,700                0.8      60.3
 Jurika & Voyles, L.P.                 Growth, Value                5.3              468,918                0.8      61.0
 Wilmington Trust Company              Growth, Value                6.1              454,660                0.7      61.8
 The Vanguard Group                    Growth, Value, Index       223.7              434,700                0.7      62.5
 Perpetual Investment Mgmt Svces Ltd.  N/A                          N/A              432,300                0.7      63.2
 C. S. McKee & Company, Inc.           N/A                          N/A              422,250                0.7      63.9
 Colonial Management Associates, Inc.  Income                       N/A              414,400                0.7      64.5
 J. P. Morgan Investment Mgmt. (US)    Growth, Value              153.8              413,806                0.7      65.2
 Glickenhaus & Company                 Value                        4.3              411,600                0.7      65.9
 BlackRock, Inc.                       Value                        4.1              306,900                0.5      66.4
 Evergreen Investment Management Co.   Growth, Value               11.8              285,850                0.5      66.9
 Sanford C. Bernstein (Asset Mgmt.)    Value                       46.8              283,786                0.5      67.3
 AIM Management Group, Inc.            Growth, Value               57.1              283,300                0.5      67.8
 Sloate, Weisman, Murray & Co., Inc.   Value                        1.2              275,920                0.5      68.2

SOURCE MSQT, SEC Filings

MORGAN STANLEY DEAN WITTER                                                 19

--------------------------------------------------------------------------------
PROJECT JUICE


--------------------------------------------------------------------------------
SECTION 3
VALUATION
--------------------------------------------------------------------------------




MORGAN STANLEY DEAN WITTER

PROJECT JUICE                         VALUATION
                                      SUMMARY VALUATION
                                      ========================================
INDICATIVE VALUATION OF TANGERINE
($ IN MILLIONS)

I. INDICATIVE PUBLIC MARKET TRADING VALUATION

                                   BASIS       COMPARABLES TRADING RANGE      RELEVANT MULTIPLE RANGE       IMPLIED VALUE RANGE
                                   -----       -------------------------      -----------------------       -------------------

  2000E I/B/E/S Median EPS         $3.65              7.0x   -    11.0x             9.5 x  -  10.5 x          $34.68  -    $38.33
  2001E I/B/E/S Median EPS          3.95              6.0    -    10.0              8.5    -   9.5            33.58   -     37.53

  2000E Management EPS             $3.79              7.0 x  -    11.0 x            9.5 x  -  10.5 x          $36.00  -    $39.79
  2001E Management EPS              3.85              6.0    -    10.0              8.5    -    9.5            32.75  -     36.60

  12/31/99 Book Value Per Share   $23.21              1.00x  -     1.50x           1.40 x -  1.50 x           $32.49  -    $34.81

                                                                          INDICATIVE REFERENCE RANGE          $33.00  -    $38.00

  II. INDICATIVE MINORITY SQUEEZE-OUT PREMIUM VALUATION

            PUBLIC MARKET TRADING RANGE:             $33.00  -  $38.00

                          PREMIUM: 10.0%              36.30  -   41.80
                                   20.0%              39.60  -   45.60
                                   30.0%              42.90  -   49.40
                                                                          INDICATIVE REFERENCE RANGE         $40.00  -    $48.00

 III. INDICATIVE LONG-TERM/"NORMALIZED" TRADING RANGE

                                     BASIS                                     RELEVANT MULTIPLE RANGE        IMPLIED VALUE RANGE
                                     -----                                     -----------------------        -------------------
  2000E IIB/E/S Median EPS         $3.65                                          11.0 x -  13.0 x           $40.15  -   $47.45
  2001E I/B/E/S Median EPS          3.95                                          10.0    -  12.0             39.50  -    47.40

  2000E Management EPS             $3.79                                          11.0 x  -  13.0 x          $41.68  -   $49.26
  2001E Management EPS              3.85                                          10.0    -  12.0             38.53  -    46.23

  12/31/99 Book Value Per Share   $23.21                                          1.75    -  2.25 x          $40.61  -   $52.21
                                                                          INDICATIVE REFERENCE RANGE         $40.00       $48.00

MORGAN STANLEY DEAN WITTER                                                   21

PROJECT JUICE                      VALUATION
                                   SUMMARY VALUATION (CONT'D)
                                   =============================================


INDICATIVE VALUATION OF TANGERINE (CONT'D)
($ IN MILLIONS)

IV. INDICATIVE PREMIUMS PAID IN SQUEEZE-OUT TRANSACTIONS

                                      BASIS       ACQUISITION PREMIUM RANGE     RELEVANT PREMIUM RANGE         IMPLIED VALUE RANGE
 Tangerine Unaffected
    Share Price (1)                 $33.75             15.0 %  -  30.0 %            20.0 %  -  30.0 %          $40.50  -    $44.00


V. INDICATIVE PREMIUMS PAID IN PRECEDENT MERGERS & ACQUISITIONS

                                     BASIS       ACQUISITION MULTIPLES RANGE    RELEVANT MULTIPLE RANGE       IMPLIED VALUE RANGE

 1999 Actual EPS                     $3.50              12.0 x  -  20.0 x            14.0 x -   17.0 x         $49.00   -   $60.00
 2000E I/B/E/S Median EPS             3.65              10.0    -  18.0              13.0   -   16.0            47.45   -    58.40
 2000E Management EPS                 3.79              10.0    -  18.0              13.0   -   16.0            49.26   -    60.63

 12/31/99 Book Value Per Share      $23.21              1.90 x  -  3.40 x            2.25 x -   3.00 x         $52.21   -   $69.62
                                                                             INDICATIVE REFERENCE RANGE        $50.00   -   $60.00

VI. DISCOUNTED CASH FLOW INDICATIVE RANGE
                                                                             INDICATIVE REFERENCE RANGE        $40.00   -   $47.00

VII. INDICATIVE REFERENCE RANGE
                                                                     SUMMARY INDICATIVE REFERENCE RANGE        $40.00   -   $48.00

NOTES
1.    As of 3/17/00

MORGAN STANLEY DEAN WITTER                                                  22



PROJECT JUICE                 VALUATION
                              DCF INDICATIVE VALUATION RANGE
                              ================================================

KEY ASSUMPTIONS - MANAGMENT CASE I

                             HISTORICAL                    PROJECTED
                          ------------------  ----------------------------------

                            1998     1999   2000    2001   2002    2003    2004
                            ----     ----   ----    ----   ----    ----    ----
Premium Growth (%)            3.5    1.4     2.0     9.2    7.4    7.4     7.0



Loss Ratio (%)               73.6   74.3    70.7    70.8   69.5   68.6    68.2

Expense Ratio (%)            28.7   28.9    28.7    28.0   27.7   27.4    27.2

Combined Ratio (%)          102.3  103.2    99.4    98.8   97.2   96.1    95.4

NPW/Surplus (x)               1.3    1.1     1.0     1.0    1.0    1.0     1.0

Return on Avg. Equity (%)(1) 14.8   14.8    16.4    15.2   15.3   15.4    15.4

GAAP Earnings Growth (%)(1)   8.6   (5.0)   19.7     0.4    8.6    7.7     6.8

SENSITIVITY ANALYSIS
CURRENT OPERATING LEVERAGE (1.0X NPW/SURPIUS)
EQUITY VALUE PER Share (TERMINAL VALUE OF 12.0X DISCOUNT RATE OF 10.5%)


                        Annual Incremental (Increase) in Premium Growth Rate
 Incremental (Increase) -------------------------------------------------------
 Combined Ratio         (2.0%)      (1.0%)         0.0%        1.0%        2.0%
            (2.0%)     $45.77      $47.12       $48.60      $50.20       $51.95
            (1.0%)      43.97       45.19        46.50       47.93        49.49
              0.0%      42.18       43.25        44.41       45.67        47.04
              1.0%      40.39       41.31        42.31       43.40        44.58
              2.0%      38.60       39.38        40.22       41.13        42.12
              3.0%      36.81       37.44        38.12       38.87        39.67
              4.0%      35.02       35.51        36.03       36.60        37.21



DISCOUNTED CASH FLOW - MANAGEMENT CASE I
INDICATIVE VALUE RANGE

TERMINAL FORWARD GAAP P/E MULTIPLE                   11.0x
Discount Rate                         10.0%          10.5%          11.0%
Equity Value per Share               $43.87         $42.21         $40.62

TERMINAL FORWARD GAAP P/E MULTIPLE                   12.0x
Discount Rate                         10.0%          10.5%          11.0%
Equity Value per Share               $46.17         $44.41         $42.73

TERMINAL FORWARD GAAP P/E MULTIPLE                   13.0X

Discount Rate                         10.0%          10.5%          11.0%
Equity Value per Share               $48.47         $46.61         $44.84



SENSITIVITY ANALYSIS
GRADUAL INCREASE IN LEVERAGE TO 1.5X NPW/SURPLUS
EQUITY VALUE PER SHARE (TERMINAL VALUE OF 12.0x DISCOUNT RATE OF 10.5%)


                       Annual Incremental (Increase) in Premium Growth Rate
Incremental (Increase) -------------------------------------------------------
Combined Ratio            (2.0%)       (1.0%)     0.0%         1.0%        2.0%
               (2.0%)    $47.77       $49.77     $51.67      $53.62      $55.70
               (1.0%)     46.05        47.94      49.62       51.39       53.25
                0.0%      44.32        46.10      47.56       49.13       50.80
                1.0%      42.60        44.19      45.48       46.86       48.34
                2.0%      40.88        42.26      43.39       44.60       45.89
                3.0%      39.10        40.32      41.29       42.34       43.44
                4.0%      37.32        38.39      39.20       40.07       40.99




NOTES
1. Historical ROE and earnings growth calculated on a levered basis; projected ROE and earnings growth calculated on an unlevered basis

MORGAN STANLEY DEAN WITTER                                                   23

PROJECT JUICE        VALUATION
                     VALUATION MATRIX
                     ==========================================================

VALUATION MATRIX
$ IN MILLIONS, EXCEPT PER SHARE DATA

                                                  PREMIUM/DISCOUNT TO
                                    ------------------------------------------------
EQUITY VALUE       EQUITY           CURRENT      52-WEEK      52-WEEK       ALL-TIME
  PER SHARE        VALUE             MARKET       HIGH         LOW          HIGH
  ---------        -------           ------       ----         ---          ----
                                    $33.75        $41.88       $27.69       $45.81

     $35.00      $13,486              3.7 %       (16.4)%       26.4 %      (23.6)%
      36.00       13,871              6.7         (14.0)        30.0        (21.4)
      37.00       14,256              9.6         (11.6)        33.6        (19.2)
      38.00       14,641             12.6          (9.3)        37.2        (17.1)
      39.00       15,027             15.6          (6.9)        40.9        (14.9)
      40.00       15,412             18.5          (4.5)        44.5        (12.7)
      41.00       15,797             21.5          (2.1)        48.1        (10.5)
      42.00       16,183             24.4           0.3         51.7         (8.3)
      43.00       16,568             27.4           2.7         55.3         (6.1)
      44.00       16,953             30.4           5.1         58.9         (4.0)
      45.00       17,339             33.3           7.5         62.5         (1.8)
      46.00       17,724             36.3           9.9         66.1          0.4
      47.00       18,109             39.3          12.2         69.8          2.6
      48.00       18,494             42.2          14.6         73.4          4.8
      49.00       18,880             45.2          17.0         77.0          7.0
      50.00       19,265             48.1          19.4         80.6          9.1
      51.00       19,650             51.1          21.8         84.2         11.3
      52.00       20,036             54.1          24.2         87.8         13.5
      53.00       20,421             57.0          26.6         91.4         15.7
      54.00       20,806             60.0          29.0         95.0         17.9
      55.00       21,192             63.0          31.3         98.6         20.1
                             PRICE AS  A MULTIPLE OF
   ----------------------------------------------------------------------------
  I/B/E/S MEDIAN EARNINGS         MANAGEMENT EARNINGS    12/31/99
  -----------------------       ----------------------
  2000E        2001 E           2000E        2001 E     BOOK VALUE
  -----        ------           -----        ------     ----------
 $1,406.3       $1,521.9       $1,460.0      $1,484.5     $8,941.4

      9.6 x         8.9 x           9.2 x         9.1x        1.51x
      9.9           9.1             9.5           9.3         1.55
     10.1           9.4             9.8           9.6         1.59
     10.4           9.6            10.0           9.9         1.64
     10.7           9.9            10.3          10.1         1.68
     11.0          10.1            10.6          10.4         1.72
     11.2          10.4            10.8          10.6         1.77
     11.5          10.6            11.1          10.9         1.81
     11.8          10.9            11.3          11.2         1.85
     12.1          11.1            11.6          11.4         1.90
     12.3          11.4            11.9          11.7         1.94
     12.6          11.6            12.1          11.9         1.98
     12.9          11.9            12.4          12.2         2.03
     13.2          12.2            12.7          12.5         2.07
     13.4          12.4            12.9          12.7         2.11
     13.7          12.7            13.2          13.0         2.15
     14.0          12.9            13.5          13.2         2.20
     14.2          13.2            13.7          13.5         2.24
     14.5          13.4            14.0          13.8         2.28
     14.8          13.7            14.3          14.0         2.33
     15.1          13.9            14.5          14.3         2.37

MORGAN STANLEY DEAN WITTER                                                    24

--------------------------------------------------------------------------------
PROJECT JUICE
VALUATION
P&C INDUSTRY HISTORICAL MULTIPLE ANALYSIS
--------------------------------------------------------------------------------

O    OVER THE PAST 10-YEAR PERIOD, P&C STOCKS HAVE TRADED CONSISTENTLY BETWEEN:

     - 8.0X TO 15.0X FORWARD EARNINGS WITH A MEAN FORWARD EARNINGS MULTIPLE OF 11.2X

     - 1.25X TO 2.25X GAAP BOOK VALUE WITH A MEAN GAAP BOOK VALUE MULTIPLE OF 1.43X

O    SINCE TANGERINE'S IPO, THERE HAVE BEEN TWO DISTINCT TRADING PATTERNS

O    BETWEEN 6/96 AND 8/98:

     -    11.0X TO 14.0X FORWARD EARNINGS

     -    1.75X TO 2.50X GAAP BOOK VALUE

O    BETWEEN 9/98 AND PRESENT:

     -    8.0X TO 11.0X FORWARD EARNINGS

     -    1.25X TO 1.75X GAAP BOOK VALUE




P&C INDEX HISTORICAL NTM PRICE TO EARNINGS RATIO FROM 1990 TO PRESENT (1)


                                [GRAPHIC OMITTED]

         Line chart of P&C Index next twelve months price to earnings ratio from March 16, 1990 to present



TANGERINE HISTORICAL NTM PRICE TO EARNINGS RATIO FROM 1996 TO PRESENT


                                [GRAPHIC OMITTED]

         Line chart of TAP's historical next twelve months price to earnings ratio from June 7, 1996 to March 17, 2000



MORGAN STANLEY DEAN WITTER                                                  25

--------------------------------------------------------------------------------
PROJECT JUICE
VALUATION
P&C INDUSTRY HISTORICAL MULTIPLE ANALYSIS
--------------------------------------------------------------------------------

O    OVER THE PAST 10-YEAR PERIOD, P&C STOCKS HAVE TRADED CONSISTENTLY BETWEEN:

     - 8.0X TO 15.0X FORWARD EARNINGS WITH A MEAN FORWARD EARNINGS MULTIPLE OF 11.2X

     - 1.25X TO 2.25X GAAP BOOK VALUE WITH A MEAN GAAP BOOK VALUE MULTIPLE OF 1.43X

O    SINCE TANGERINE'S IPO, THERE HAVE BEEN TWO DISTINCT TRADING PATTERNS

O    BETWEEN 6/96 AND 8/98:

     -    11.0X TO 14.0X FORWARD EARNINGS

     -    1.75X TO 2.50X GAAP BOOK VALUE

O    BETWEEN 9/98 AND PRESENT:

     -    8.0X TO 11.0X FORWARD EARNINGS

     -    1.25X TO 1.75X GAAP BOOK VALUE



P&C INDEX(1) HISTORICAL PRICE TO BOOK RATIO FROM 1990 TO PRESENT (2)


                                [GRAPHIC OMITTED]

         Line chart of P&C Index Price to book ratio from January 2, 1996 to March 17, 2000


TANGERINE HISTORICAL PRICE TO BOOK RATIO FROM 1996 TO PRESENT (2)


                                [GRAPHIC OMITTED]


         Line chart of the Company's price to book ratio from June 3, 1996 to March 17, 2000



MORGAN STANLEY DEAN WITTER                                                  26

--------------------------------------------------------------------------------
PROJECT JUICE
VALUATION
PROPERTY & CASUALTY VALUATION COMPARISON
TRADING STATISTICS(1)
--------------------------------------------------------------------------------

2000E PRICE TO EARNINGS RATIOS (X)

                                [GRAPHIC OMITTED]

         Bar chart of the current 2000 price to earnings ratio of comparable companies



PRICE TO BOOK RATIOS (X)

                                [GRAPHIC OMITTED]

         Bar chart of the current 2001 price to earnings ratio of comparable companies


2001E PRICE TO EARNINGS RATIOS (X)

                                [GRAPHIC OMITTED]

         Bar chart of the current price to book ratios of comparable companies


2000E RETURN ON EQUITY

                                [GRAPHIC OMITTED]

         Bar chart of 2000 (estimated) return on equity of comparable companies



MORGAN STANLEY DEAN WITTER                                                 27

PROJECT JUICE              VALUATION
                           SELECTED P&C COMPANY TRADING COMPARABLES
                           ===================================================

                                                                                  CURRENT PRICE(1) AS A % OF
                                                                  -----------------------------------------------------
                                                                                                                  ADJ.
                                           MARKET     CURRENT       52-WK.  52-WK.   2000E      2001E     BOOK    BOOK
                                            VALUE        PRICE       High     Low      EPS        EPS    VALUE   VALUE
 Company                                        $          $           %        %        X         X         X       X
 -------                                ---------     ---------    -------   ------  --------   -------  ------  -------
                                                                                                                    (2)
 COMMERCIAL/INDUSTRIAL LINES
 AIG                                     150,760       97.38         85.0    123.9     26.7       23.5     4.73    4.47
 Chubb                                     9,345       53.25         69.7    123.1     12.8       11.5     1.47    1.48
 CNA Financial                             5,255       28.50         62.9    116.0     15.6       11.4     0.60    0.65
 Hartford Financial Services               8,007       35.81         53.9    121.9      8.7        7.8     1.39    1.37
 St. Paul Companies                        6,039       26.63         71.8    124.9      9.7        8.7     0.99    1.08
 Tangerine                                13,070       33.75         80.6    121.9      9.2        8.5     1.48    1.48
                                        Mean (6)                     65.1    123.3     10.4        9.3     1.28    1.31
                                      Median (6)                     69.7    123.1      9.7        8.7     1.39    1.37
 PERSONAL LINES

 Allstate                                 16,095       20.86         51.2    121.5      7.5        6.7     1.06    1.15
 Ohio Casualty                               721       12.00         57.1    111.6     15.0       12.2     0.64    0.89
 SAFECO                                    2,698       20.75         44.4    115.3     12.2        9.9     0.59    0.69
                                            Mean                     51.3    116.1     11.6        9.6     0.76    0.91
                                          Median                     51.2    115.3     12.2        9.9     0.63    0.88

           5-YEAR              DEBT/         DEBT+
  DIV.     GROWTH  2000E       TOTAL    PREFERRED/
 YIELD       RATE   ROAE     CAPITAL     TOTAL CAP
      %       %      %          %        %
 ------    ------   ----      -----    ----------
                      (3)        (4)        (4)

    0.2     14.2    15.0      14.7(5)     14.7(5)
    2.4     11.2    10.5      11.1        11.1
    0.0      8.7     4.0      24.6        26.6
    2.7     11.1    14.4      17.3        35.8
    3.9      9.8    10.6      16.8        23.4
    1.5     11.7    14.6      7.2         16.4
    3.0     10.7    11.8      15.1        23.4
    2.7     11.1    10.6      16.8        23.4


    2.9      9.5    14.0      11.3        15.6
    7.7     10.0     6.0      22.7        22.7
    7.1      9.6     5.6      19.4        33.6
    5.9      9.7     8.5      17.8        24.0
    7.1      9.6     6.0      19.4        22.7

NOTES
1. Prices and I/B/E/S median EPS estimates as of 3/16/00. Balance sheet data as of 9/30/1999 except for Tangerine and Ohio Casualty (as of 12/31/99)

2.   Excludes effect of FAS 115

3. 2000E ROAE: 2000 I/B/E/S median earnings estimate divided by the average estimated 12/31/99 book value and estimated 12/31/00 book value

4.   Includes redeemable preferred and tax-deductible preferred stock

5.   Excludes matched borrowings and leasing company funding

6.   Excludes AIG, CNA, and Tangerine


MORGAN STANLEY DEAN WITTER                                              28

--------------------------------------------------------------------------------
PROJECT JUICE
VALUATION
P&C INSURANCE VALUE MAP (1)
--------------------------------------------------------------------------------

O THE VALUE MAP REFLECTS THAT THE MARKET CURRENTLY ATTACHES A VALUATION TO TANGERINE CONSISTENT WITH ITS PROJECTED ROE


2000E P/B to 2000E Return on Equity (1)


                                [GRAPHIC OMITTED]

         Line chart (value map) showing least squares regression trend of 2000 estimated return on equity on 2000 estimated price to book for comparable companies



MORGAN STANLEY DEAN WITTER                                                29

--------------------
PROJECT JUICE

               ----------------------------------------------------------------
               APPENDIX A
               FINANCIAL MODEL
               ----------------------------------------------------------------




MORGAN STANLEY DEAN WITTER

PROJECT JUICE          FINANCIAL MODEL
                       SUMMARY FINANCIAL INFORMATION
                       CONSOLIDATED INCOME STATEMENT (MANAGEMENT CASE 1)
                       ========================================================

CONSOLIDATED INCOME STATEMENT
$ IN MILLIONS

                                  HISTORICAL                                                                PROJECTED
                            --------------------     --------------------------------------------------------------------
                                1998      1999        2000      2001      2002      2003       2004      2005     2006
                                ----      ----        ----      ----      ----      ----       ----      ----     ----
Net Written Premiums          $8,104    $8,213      $8,376    $9,148    $9,826   $10,553    $11,296   $11,926  $12,503
   % change                     3.5%      1.4%        2.0%      9.2%      7.4%      7.4%       7.0%      5.6%     4.8%
Unearned Premiums              (315)     (204)       (224)     (387)     (340)     (364)      (372)     (316)    (289)

Net Earned Premiums           $7,788    $8,009      $8,152    $8,761    $9,486   $10,189    $10,924   $11,611  $12,214
Total Losses and LAE           5,729     5,950       5,760     6,204     6,592     6,993      7,451     7,952    8,351
Total Expenses                 2,326     2,378       2,408     2,557     2,724     2,897      3,076     3,260    3,465
Dividends to Policyholders        41        47          34        37        39        42         45        47       49
   UNDERWRITING INCOME        $(308)    $(366)       $(49)     $(37)      $131      $257       $353      $351     $348
P/T Investmt. Income          $2,100    $2,092      $2,044    $2,060    $2,113    $2,179     $2,259    $2,343   $2,424
Realized Gains                   144       112           -         -         -         -          -         -        -
   P/T Statutory Income       $1,936    $1,838      $1,994    $2,023    $2,244    $2,436     $2,611    $2,694   $2,772
Current Taxes                    545       394         488       546       627       699        760       782      803
   STATUTORY NET INCOME       $1,390    $1,444      $1,506    $1.477    $1,618    $1,737     $1,851    $1,911   $1,970
Annual growth rate             22.5%      3.9%        4.3%     -2.0%      9.5%      7.4%       6.6%      3.3%     3.0%
STATUTORY OPERATING INCOME    $1,297    $1,371      $1,506    $1,477    $1,618    $1,737     $1,851    $1,911   $1,970
   GAAP NET INCOME (1)        $1,343    $1,276      $1,527    $1,533    $1,665    $1,794     $1,916    $1,970   $2,025
Annual growth rate              8.6%     -5.0%       19.7%      0.4%      8.6%      7.7%       6.8%      2.8%     2.8%
   GAAP OPERATING INCOME (1)  $1,250    $1,337      $1,527    $1,533    $1,665    $1,794     $1,916    $1,970   $2,025
EARNINGS PER SHARE             $3.18     $3.44       $3.96     $3.98     $4.32     $4.66      $4.97     $5.11    $5.26
Annual growth rate                        8.2%       15.2%      0.4%      8.6%      7.7%       6.8%      2.8%     2.8%
FINANCIAL RATIOS
Statutory Loss and LAE Ratio   73.6%     74.3%       70.7%     70.8%     69.5%     68.6%      68.2%     68.5%    68.4%
Statutory Expense Ratio        28.7%     28.9%       28.7%     28.0%     27.7%     27.4%      27.2%     27.3%    27.7%
Statutory Combined Ratio      102.3%    103.2%       99.4%     98.8%     97.2%     96.1%      95.4%     95.8%    96.1%


---------------------------------------
     2007      2008      2009     2010
     ----      ----      ----     -----
  $13,076   $13,655   $14,261   $14,894
     4.6%      4.4%      4.4%      4.4%
    (287)     (290)     (303)     (317)

  $12,789   $13,365   $13,957   $14,577
    8,749     9,138     9,539     9,953
    3,622     3,780     3,945     4,114
       51        54        56        58
     $367      $394      $418      $452
   $2,507    $2,591    $2,676    $2,764
        -         -         -         -
   $2,873    $2,985    $3,093    $3,216
      833       864       895       933
   $2,041    $2,121    $2,198    $2,283
     3.6%      4.0%      3.6%      3.9%
   $2,041    $2,121    $2,198    $2,283
   $2,098    $2,178    $2,258    $2,347
     3.6%      3.8%      3.7%      3.9%
   $2,098    $2,178    $2,258    $2,347
    $5.44     $5.65     $5.86     $6.09
     3.6%      3.8%      3.7%      3.9%

    68.4%     68.4%     68.3%     68.3%
    27.7%     27.7%     27.7%     27.6%
    96.1%     96.0%     96.0%     95.9%

Notes

1. Historical GAAP earnings calculated on a levered basis; projected GAAP earnings calculated on an unlevered basis



MORGAN STANLEY DEAN WITTER                                                31

PROJECT JUICE   FINANCIAL MODEL
                SUMMARY FINANCIAL INFORMATION (CONT'D)
                COMMERCIAL LINES - NATIONAL AND COMMERCIAL (MANAGEMENT CASE 1)
                ==============================================================

COMMERCIAL LINES - NATIONAL
$ IN MILLIONS


                                     HISTORICAL                                                           PROJECTED
                                  ----------------------   --------------------------------------------------------------------
                                     1998       1999         2000     2001      2002      2003      2004     2005       2006
                                     ----       ----         ----     ----      ----      ----      ----     ----       ----
Net Written Premiums                 $626       $489         $427     $427      $427      $427      $427     $427       $427
   % change                          -4.8%    -21.9%       -12.8%     0.0%      0.0%      0.0%      0.0%     0.0%       0.0%
STATUTORY UNDERWRITING INCOME        $(111)    $(75)       $(109)    $(114)   $(118)    $(128)    $(126)   $(126)     $(126)

STATUTORY FINANCIAL RATIOS
Loss and LAE Ratio                    92.5%     86.2%       98.6%     98.8%     99.0%     99.2%     99.3%     99.3%     99.3%
Expense Ratio                         23.8%     27.9%       27.0%     27.9%     28.7%     30.9%     30.3%     30.3%     30.3%
Combined Ratio                       116.3%    114.0%      125.6%    126.6%    127.7%    130.0%    129.6%    129.6%    129.6%

--------------------------------------
   2007     2008     2009         2010
   ----     ----     ----         ----
   $427     $427       $427       $427
   0.0%     0.0%       0.0%       0.0%
 $(126)   $(126)     $(126)     $(126)


   99.3%     99.3%     99.3%      99.3%
   30.3%     30.3%     30.3%      30.3%
  129.6%    129.6%    129.6%     129.6%

COMMERCIAL LINES - COMMERCIAL
$ IN MILLIONS

                                       HISTORICAL                                                                PROJECTED
                                 ---------------------    ---------------------------------------------------------------------
                                      1998    1999          2000      2001       2002      2003      2004      2005      2006
                                      ----    ----          ----      ----       ----      ----      ----      ----      ----
Net Written Premiums                $1,377    $1,397       $1,421   $1,561     $1,717    $1,837    $1,929    $2,025    $2,127
   % change                         -11.6%      1.4%        1.7%      9.8%      10.0%      7.0%      5.0%      5.0%      5.0%
STATUTORY UNDERWRITING INCOME       $(145)     $(83)        $(18)    $(36)        $38       $84      $100       $69       $72

STATUTORY FINANCIAL RATIOS
Loss and LAE Ratio                    80.2%    72.4%        69.8%     71.0%     67.1%     65.5%     65.5%     67.0%     67.0%
Expense Ratio                         30.9%    31.3%        30.2%     29.0%     28.2%     27.8%     27.5%     27.8%     27.8%
Combined Ratio                       111.0%   103.7%       100.0%    100.0%     95.3%     93.3%     93.0%     94.8%     94.8%

-------------------------------------------
     2007     2008        2009       2010
     ----     ----        ----       ----
   $2,212    $2,300      $2,392    $2,488
     4.0%      4.0%        4.0%      4.0%
      $79       $82         $85       $88


   67.0%      67.0%       67.0%     67.0%
   27.8%      27.8%       27.8%     27.8%
   94.8%      94.8%       94.8%     94.8%



MORGAN STANLEY DEAN WITTER                                                  32

PROJECT JUICE     FINANCIAL MODEL
                  SUMMARY FINANCIAL INFORMATION (CONT'D)
                  COMMERCIAL LINES - SELECT AND SPECIALTY (MANAGEMENT CASE 1)
                  ============================================================

COMMERCIAL LINES - SELECT
$ IN MILLIONS

                                       HISTORICAL                                                       PROJECTED
                                 ---------------------    ----------------------------------------------------------------------
                                      1998    1999          2000      2001       2002      2003      2004      2005      2006
                                      ----    ----          ----      ----       ----      ----      ----      ----      ----
Net Written Premiums               $1,494   $1,494      $1,587    $1,764    $1,941    $2,135      $2,348     $2,513    $2,638
   % change                           4.3%     0.0%        6.2%     11.2%     10.0%     10.0%       10.0%       7.0%      5.0%
STATUTORY UNDERWRITING INCOME        $(69)    $(92)        $50        $2       $24       $47         $72        $83       $95

STATUTORY FINANCIAL RATIOS

Loss and LAE Ratio                   74.4%    74.3%       64.9%     68.0%     67.4%     66.8%       66.2%      66.2%     66.2%
Expense Ratio                        30.4%    31.2%       30.6%     29.9%     29.5%     29.1%       28.8%      29.0%     29.0%
Combined Ratio                      104.8%   105.5%       95.5%     97.9%     96.9%     95.9%       95.0%      95.2%     95.2%


------------------------------------------
    2007     2008        2009       2010
    ----     ----        ----       ----
 $2,770    $2,909       $3,054   $3,207
    5.0%      5.0%         5.0%     5.0%
   $100      $105         $110     $116



   66.2%     66.2%        66.2%    66.2%
   29.0%     29.0%        29.0%    29.0%
   95.2%     95.2%        95.2%    95.2%


COMMERCIAL LINES - SPECIALTY
$ IN MILLIONS

                                       HISTORICAL                                                       PROJECTED
                                 ---------------------    ----------------------------------------------------------------------
                                      1998    1999          2000      2001       2002      2003      2004      2005      2006
                                      ----    ----          ----      ----       ----      ----      ----      ----      ----
Net Written Premiums                  $455      $403         $428     $476       $523      $575      $633      $677       $718
   % change                           6.3%    -11.5%         6.2%    11.2%      10.0%     10.0%     10.0%      7.0%       6.0%
STATUTORY UNDERWRITING INCOME           $4       $27          $22      $31        $38       $46       $56       $60        $64

STATUTORY FINANCIAL RATIOS

Loss and LAE Ratio                   71.9%     67.0%        66.0%    66.0%      66.0%     66.0%     66.0%     66.0%      66.0%
Expense Ratio                        26.6%     27.0%        27.7%    25.7%      25.1%     24.3%     23.5%     24.0%      24.0%
Combined Ratio                       98.4%     94.0%        93.7%    91.7%      91.1%     90.3%     89.5%     90.0%      90.0%



------------------------------------------
    2007     2008        2009       2010
    ----     ----        ----       ----
    $754       $791      $831      $873
    5.0%       5.0%      5.0%      5.0%
     $69        $72       $76       $79



   66.0%      66.0%     66.0%     66.0%
   24.0%      24.0%     24.0%     24.0%
   90.0%      90.0%     90.0%     90.0%

MORGAN STANLEY DEAN WITTER                                                   33

PROJECT JUICE     FINANCIAL MODEL
                  SUMMARY FINANCIAL INFORMATION (CONT'D)
                  COMMERCIAL LINES - SELECT AND SPECIALTY (MANAGEMENT CASE 1)
                  ============================================================

COMMERCIAL LINES - CONSTRUCTION
$ IN MILLIONS

                                       HISTORICAL                                                       PROJECTED
                                 ---------------------    ---------------------------------------------------------------------
                                      1998    1999          2000      2001       2002      2003      2004      2005      2006
                                      ----    ----          ----      ----       ----      ----      ----      ----      ----
Net Written Premiums                  $423     $420        $397        $473       $472     $500       $525      $546      $568
   % change                           -1.1%    -0.9%       -5.3%       19.2%      -0.3%     6.0%       5.0%      4.0%      4.0%
STATUTORY UNDERWRITING INCOME         $(60)    $(96)       $(80)       $(60)      $(39)    $(34)      $(37)     $(50)     $(55)

STATUTORY FINANCIAL RATIOS

Loss and LAE Ratio                    88.1%    92.0%       88.8%       83.2%      79.3%    77.7%      77.7%     80.0%     80.0%
Expense Ratio                         26.0%    27.8%       28.6%       25.4%      26.3%    25.8%      26.0%     26.0%     26.5%
Combined Ratio                       114.1%   119.8%      117.4%      108.6%     105.5%   103.5%     103.7%    106.0%    106.5%


-------------------------------------------
     2007     2008        2009       2010
     ----     ----        ----       ----
     $591      $614        $639       $665
     4.0%      4.0%        4.0%       4.0%
    $(74)     $(71)       $(81)      $(84)



    83.0%     82.0%       83.0%      83.0%
    26.5%     26.5%       26.5%      26.5%
   109.5%    108.5%      109.5%     109.5%



COMMERCIAL LINES - BOND
$ IN MILLIONS

                                       HISTORICAL                                                       PROJECTED
                                 ---------------------    ---------------------------------------------------------------------
                                      1998    1999          2000      2001       2002      2003      2004      2005      2006
                                      ----    ----          ----      ----       ----      ----      ----      ----      ----
Net Written Premiums                  $240      $207        $243      $245       $262     $281       $300     $315      $331
   % change                           -5.7%    -13.8%       17.3%      0.8%       7.2%     7.0%       7.0%     5.0%      5.0%
STATUTORY UNDERWRITING INCOME          $93       $97         $79       $69        $72      $80        $89      $92       $97

STATUTORY FINANCIAL RATIOS

Loss and LAE Ratio                    15.6%     16.1%       19.2%     28.2%      28.2%    28.2%      28.2%    28.2%     28.2%
Expense Ratio                         43.2%     43.1%       41.9%     43.0%      41.5%    40.4%      39.3%    40.4%     40.4%
Combined Ratio                        58.8%     59.3%       61.1%     71.2%      69.8%    68.6%      67.5%    68.6%     68.6%


-------------------------------------------
     2007     2008        2009       2010
     ----     ----        ----       ----
    $344        $358        $372      $387
     4.0%        4.0%        4.0%      4.0%
    $102        $106        $110      $114



    28.2%       28.2%       28.2%     28.2%
    40.4%       40.4%       40.4%     40.4%
    68.6%       68.6%       68.6%     68.6%


MORGAN STANLEY DEAN WITTER                                                  34

PROJECT JUICE     FINANCIAL MODEL
                  SUMMARY FINANCIAL INFORMATION (CONT'D)
                  PERSONAL LINES - AUTO
                  AND HOMEOWNERS (MANAGEMENT CASE 1)
                  =============================================================

PERSONAL LINES - AUTO
$ IN MILLIONS

                                       HISTORICAL                                         PROJECTED
                                 ---------------------    ----------------------------------------------------------------------
                                      1998    1999          2000      2001       2002      2003      2004      2005      2006
                                      ----    ----          ----      ----       ----      ----      ----      ----      ----
Net Written Premiums                 $2,328    $2,369      $2,390    $2,637    $2,809    $3,006    $3,216    $3,409    $3,579
   % change                           19.4%      1.7%        0.9%     10.3%      6.5%      7.0%      7.0%      6.0%      5.0%
STATUTORY UNDERWRITING INCOME           $96        $8         $31       $27       $41       $51       $53       $70       $32

STATUTORY FINANCIAL RATIOS
Loss and LAE Ratio                    68.2%     73.6%       73.0%     73.0%     73.0%     73.0%     73.0%     73.0%     73.0%
Expense Ratio                         25.5%     25.3%       25.6%     24.7%     24.7%     24.5%     24.5%     24.2%     25.5%
Combined Ratio                        93.6%     99.0%       98.6%     97.7%     97.7%     97.4%     97.5%     97.2%     98.5%


------------------------------------------
    2007     2008        2009       2010
    ----     ----        ----       ----
  $3,758    $3,946    $4,143      4,350
    5.0%      5.0%      5.0%       5.0%
     $33       $35       $37        $38


   73.0%     73.0%     73.0%      73.0%
   25.5%     25.5%     25.5%      25.5%
   98.5%     98.5%     98.5%      98.5%


PERSONAL LINES - HOMEOWNERS
$ IN MILLIONS

                                       HISTORICAL                                       PROJECTED
                                 ---------------------    ----------------------------------------------------------------------
                                      1998    1999          2000      2001       2002      2003      2004      2005      2006
                                      ----    ----          ----      ----       ----      ----      ----      ----      ----
Net Written Premiums                $1,162    $1,436      $1,484     $1,566    $1,676    $1,793    $1,919   $2,015     $2,116
   % change                           3.4%     23.6%        3.3%       5.6%      7.0%     7.0%      7.0%      5.0%       5.0%
STATUTORY UNDERWRITING INCOME         $44        $67        $155       $154      $166     $181      $196      $193       $202

STATUTORY FINANCIAL RATIOS
Loss and LAE Ratio                    63.7%     63.7%       60.4%     60.4%     60.4%     60.4%     60.4%     61.0%     61.0%
Expense Ratio                         30.8%     28.9%       28.5%     28.7%     28.4%     28.2%     28.1%     28.5%     28.5%
Combined Ratio                        94.5%     92.6%       88.9%     89.1%     88.8%     88.6%     88.5%     89.5%     89.5%


------------------------------------------
  2007      2008      2009         2010
  ----      ----      ----         ----
 $2,221    $2,310    $2,403      $2,499
  5.0%       4.0%      4.0%        4.0%
  $213       $214      $222        $231


  61.0%     61.5%     61.5%       61.5%
  28.5%     28.5%     28.5%       28.5%
  89.5%     90.0%     90.0%       90.0%


MORGAN STANLEY DEAN WITTER                                                 35

PROJECT JUICE     FINANCIAL MODEL
                  SUMMARY FINANCIAL INFORMATION (CONT'D)
                  CONSOLIDATED BALANCE SHEET (MANAGEMENT CASE 1)
                  ============================================================

STATUTARY BALANCE SHEET AND GAAP HOLDING COMPANY EQUITY
$ IN MILLIONS

                                       HISTORICAL                                           PROJECTED
                                 --------------------   ------------------------------------------------------------------------
                                      1998      1999       2000      2001       2002       2003      2004      2005       2006
                                      ----      ----       ----      ----       ----       ----      ----      ----       ----
ASSETS:
Invested Assets                    $30,346    $29,808   $29,557    $30,268    $31,107    $32,190   $33,424    $34,623    $35,795
Premiums Receivable                  2,838      2,697     2,932      3,202      3,439      3,694     3,954      4,174      4,376
Other Assets                         1,490      2,081     2,133      2,186      2,241      2,297     2,354      2,413      2,474
  TOTAL ASSETS                     $34,674    $34,586   $34,622    $35,656    $36,787    $38,181   $39,732    $41,210    $42,645

LIABILITIES:
Loss and LAE Reserves              $21,394    $19,945   $19,002    $18,843    $18,904    $19,153   $19,535    $20,012    $20,526
UPR                                  3,292      3,549     3,773      4,160      4,500      4,864     5,236      5,552      5,840
Other Liabilities                    3,658      3,436     3,470      3,505      3,557      3,611     3,665      3,720      3,776
  TOTAL LIABILITIES                $28,345    $26,930   $26,246    $26,508    $26,961    $27,628   $28,436    $29,284    $30,142
Surplus                                         7,656     8,376      9,148      9,826     10,553    11,296     11,926     12,503
  TOTAL LIABILITIES AND SURPLUS               $34,586   $34,622    $35,656    $36,787    $38,181   $39,732    $41,210    $42,645

GAAP Holding Co. Equity (1)         $9,125     $8,941    $9,682    $10,511    $11,236    $12,020   $12,829    $13,518    $14,149


------------------------------------------
     2007       2008      2009        2010
     ----       ----      ----        ----

   $37,021    $38,235    $39,485    $40,795
     4,577      4,779      4,991      5,213
     2,535      2,599      2,664      2,730
   $44,133    $45,613    $47,140    $48,738



   $21,078    $21,612    $22,152    $22,718
     6,128      6,418      6,721      7,039
     3,851      3,928      4,007      4,087
   $31,057    $31,958    $32,880    $33,844
    13,076     13,655     14,261     14,894
   $44,133    $45,613    $47,140    $48,738

   $14,779    $15,415    $16,080   $16,777

NOTES
1.  Unlevered


MORGAN STANLEY DEAN WITTER                                                 36

--------------------------------------------------------------------------------
PROJECT JUICE



--------------------------------------------------------------------------------
APPENDIX B
ANALYSIS OF SELECTED ACQUISITIONS OF MINORITY INTERESTS
--------------------------------------------------------------------------------





MORGAN STANLEY DEAN WITTER

PROJECT JUICE        ANALYSIS OF SELECTED ACQUISITIONS OF MINORITY INTERESTS
                     ANALYSIS OF SELECTED MINORITY INTEREST ACQUISITIONS
                     1992 TO PRESENT
                     ========================================================


                                                                                    INITIAL OWNERSHIP           FINAL
DATE OF                                                                                      POSITION   CONSIDERATION
PUB. ANC. ACQUIREE/ACQUIROR                          ACQUIREE'S INDUSTRY                          %              $
                                                                                                 (1)           (2)
-------------------------------------------      --------------------------------   -----------------   -------------
05/07/99   J Ray McDermott SA/                    Offshore Oil & Gas Construction               63.0         35.62
           McDermott International Inc.
04/29/99   Killearn Properties Inc./              Real Estate Development                       62.0          5.50
           Killearn Inc.
03/19/99   Spelling Entertainment Group/          Motion Picture                                81.9          9.75
           Viacom Inc. (Nat'l Amusements)
03/08/99   LabOne Inc. (Lab Holdings Inc.)/       Laboratory Testing Services                   80.5         12.75
           Lab Holdings Inc.
01/22/99   Treadco Inc./                          Auto supply                                   51.0          9.00
           Arkansas Best Corp.
12/03/98   Banner Aerospace Inc./                 Aerospace Equipment                           85.0          11.0
           Fairchild Corp.
11/12/98   Aquila Gas Pipeline Corp./             Gas Utility                                   81.6          8.00
           UtiliCorp, United Inc.
10/27/98   CITIZENS CORP./                        INSURANCE                                     81.8         33.25
           ALLMERICA FINANCIAL
10/16/98   BRC Holdings Inc./                     Software                                      51.0         19.00
           Affiliated Computer Services
09/29/98   Newmont Gold Company/                  Gold Mining                                   93.7         25.37
           Newmont Mining Corp.
09/23/98   J&L Specialty Steel Inc./              Steel                                         53.5          6.38
           Usinor SA

                      PREMIUM OFFERED OVER MARKET
                 ---------------------------------------------
 PURCHASE VALUE   UNAFFECTED     DAY PRIOR TO       ALL-TIME
        OFFERED        PRICE       Pub. Anc.           HIGH
           $MM             %               %             %
                         (3)
 --------------  -----------      -----------       ---------
        514.5           12.7            16.8          (31.8)

          1.9           20.1            20.5          (76.0)

        191.6           39.7            44.4          (80.5)

         34.3            9.2            17.2          (67.1)

         22.7           32.8            38.5          (60.0)

         82.4           42.1            25.7          (22.1)

         43.2           20.9            23.1          (57.3)

        212.4           25.7            20.6           (4.0)

        131.9           17.3            17.1          (25.1)

        264.8           18.0           (5.2)          (59.2)

        115.0           75.6           100.0          (76.5)






NOTES

1.   Based on level of ownership prior to back-end acquisition
2.   Based on final offer price per share
3. Share price of acquiree prior to implicit or explicit market expectation of acquisition by parent


MORGAN STANLEY DEAN WITTER                                                 38

PROJECT JUICE     ANALYSIS OF SELECTED ACQUISITIONS OF MINORITY INTERESTS
                  ANALYSIS OF SELECTED MINORITY INTEREST ACQUISITIONS (CONT'D)
                  1992 TO PRESENT
                  =============================================================



                                                                              INITIAL OWNERSHIP         FINAL
DATE OF                                                                                POSITION  CONSIDERATION
PUB. ANC. ACQUIREE/ACQUIROR                    ACQUIREE'S INDUSTRY                          %              $
                                                                                           (1)           (2)
----------------------------------------   --------------------------------   -----------------   -------------
 09/08/98   PEC Israel Economic Corp./         Investments                           81.3              30.00
            Investor Group
 08/24/98   Tele-Communications Int'l/         Cable Television                      81.1              21.00
            Liberty Media
 07/07/98   Life Technologies/                 Medical Products                      47.5              37.00
            Dexter Corp.
 04/30/98   Mycogen Corp./                     Chemicals                             61.1              28.00
            Dow AgroSciences
 03/17/98   BET Holdings/                      Televison/                            57.9              63.00
            Investor Group                     Magazines
 03/10/98   IB Timberlands Ltd./               Lumber Products                       84.4              13.63
            IP Forest Resources
 03/05/98   XLConnect Solutions/               Computer Services                     69.3              20.00
            Xerox Corp.
 03/02/98   Coleman Company Inc./              Outdoor Products                      83.0              30.14
            Sunbeam Corp.
 01/22/98   BT Office Products/                Office Supplies                       70.0              13.75
            Burhmann
 01/20/98   NACT Telecommunications/           Communications                        82.1               8.61
            World Access
 01/08/98   Raynoier Timberlands/              Forestry Services                     74.7              13.00
            Rayonier Inc.

                      PREMIUM OFFERED OVER MARKET
                 ---------------------------------------------
 PURCHASE VALUE   UNAFFECTED     DAY PRIOR TO      ALL-TIME
        OFFERED        PRICE        PUB. ANC.          HIGH
           $MM             %               %              %
                         (3)
 --------------  -----------      -----------       ---------
      102.7            21.5              31.5        (12.7)

      379.1             4.9               0.0        (19.2)

      436.7            16.5              18.4         (3.9)

      388.5            49.1              41.8         (3.9)

      462.3            15.2               4.0           3.7

       99.5            32.2              33.0        (55.5)

       93.0            18.9            (11.1)        (35.0)

      333.0            85.0              44.4         (2.6)

      138.1            75.0              32.5        (41.5)

      107.6             2.4               5.1          46.2

       65.8            24.8              11.2        (69.6)



NOTES

1.   Based on level of ownership prior to back-end acquisition
2.   Based on final offer price per share
3. Share price of acquiree prior to implicit or explicit market expectation of acquisition by parent

MORGAN STANLEY DEAN WITTER                                                39

PROJECT JUICE     ANALYSIS OF SELECTED ACQUISITIONS OF MINORITY INTERESTS
                  ANALYSIS OF SELECTED MINORITY INTEREST ACQUISITIONS (CONT'D)
                  1992 TO PRESENT
                  ============================================================




                                                                                            INITIAL OWNERSHIP           FINAL
DATE OF                                                                                              POSITION   CONSIDERATION
PUB. Anc. ACQUIREE/ACQUIROR                          ACQUIREE'S INDUSTRY                                    %              $
                                                                                                          (1)           (2)
-------------------------------------------      --------------------------------              -----------------   ------------
 12/18/97   Ariel Communications/                    Communications                                82.1              8.61
            Telephone and Data Systems
 12/18/97   United States Cellular/                  Communications                                80.7             33.00
            Telephone and Data Systems
 09/18/97   GUARANTY NATIONAL CORP./                 INSURANCE                                     80.7             36.00
            ORION CAPITAL CORP.
 09/11/97   BET Holdings, Inc./                      Own and operate television stations;          61.2             48.00
            Investor Group                           publish magazines

 09/12/97   WESTERN NATIONAL/AMERICAN GENERAL        INSURANCE                                     45.0             29.75
 06/25/97   Rhone-Poulenc Rorer Inc./                Pharmaceuticals                               70.7             97.00
            Rhone-Poulenc SA

 06/20/97   Wheelabrator Technologies Inc.           Manufacturer of laboratory and                67.0             15.00
            Waste Management, Inc.                   medical equipment
 05/22/97   Chaparral Steel Co./                     Manufactures primary steel products           85.0             15.50
            Texas Industries Inc.
 05/14/97   Enron Global Power & Pipelines LLC/      Provides natural gas transmission             52.0             35.00
            Enron Group                              services
 03/03/97   American Financial Enterprises Inc./     Provides short-term investment                83.0             37.00
            American Financial Group Inc.            services
 02/25/97   Fina Inc./Petrofina SA                   Oil and gas exploration, production           85.4             60.00
                                                     and refining; wholesale petroleum;
                                                     manufacture plastic materials

                          PREMIUM OFFERED OVER MARKET
                  ---------------------------------------------
   PURCHASE VALUE   UNAFFECTED      DAY PRIOR TO   ALL-TIME
      OFFERED        PRICE            PUB. ANC.      HIGH
       $MM             %                %             %
                      (3)
  --------------   -----------      -----------   ---------
         107.6           2.4         5.1          (46.2)

         539.2         (0.9)         0.0          (19.0)

         117.2          26.0        10.0            10.0

         288.0          22.0        15.0            15.0


       1,200.0          12.3         5.8           (4.8)
       4,415.8          28.0        22.0            20.0


         777.2          18.0        15.0          (51.0)

          72.8          27.0        19.0           (8.0)

         437.5          24.0        16.0            16.0

       1,947.2          38.0        35.0            35.0

         257.0          18.0        19.0             8.0

NOTES
1.   Based on level of ownership prior to back-end acquisition
2.   Based on final offer price per share
3. Share price of acquiree prior to implicit or explicit market expectation of acquisition by parent



MORGAN STANLEY DEAN WITTER                                                   40

PROJECT JUICE      ANALYSIS OF SELECTED ACQUISITIONS OF MINORITY INTERESTS
                   ANALYSIS OF SELECTED MINORITY INTEREST ACQUISITIONS (CONT'D)
                   1992 TO PRESENT
                   ============================================================


                                                                                                    INITIAL
                                                                                                  OWNERSHIP              FINAL
DATE OF                                                                                            POSITION       CONSIDERATION
PUB. ANC.     ACQUIREE/ACQUIROR                           ACQUIREE'S INDUSTRY                             %                   $
                                                                                                         (1)                (2)
------------------------------------------------      -------------------------------------   -----------------  ----- -----------
  02/06/97   ACORDIA/ANTHEM                              INSURANCE                                     66.8              40.00
  01/21/97   Mafco Consolidated Group/Mafco Holdings     Manufactures cigars                           85.0              33.50
  01/13/97   Systemix Inc./                              Biotechnology                                 73.2              19.50
             Novartis AG

  01/13/97   ZURICH REINSURANCE/ZURICH INSURANCE CO.     INSURANCE                                     66.0              39.50
  12/17/96   ALLMERICA PROPERTY & CASUALTY/ALLMERICA     INSURANCE                                     59.5              33.00
             FINANCIAL CORP.

  08/26/96   CCP/CONSECO                                 INSURANCE                                     49.5              23.25
  08/08/96   Roto Rooter/Chemed Corp.                    Plumbing services; manufactures               58.2              41.00
                                                         related equipment

  10/18/95   Applied Immune Sciences/                    Biotechnology                                 46.0              11.75
             Rhone-Poulenc Rorer
  08/26/96   BANKERS LIFE HOLDING/CONSECO                INSURANCE                                     90.4              25.00
  08/25/96   GEICO/BERKSHIRE HATHAWAY                    INSURANCE                                     51.0              70.00
  09126/95   SCOR U.S./SCOR SA                           INSURANCE                                     80.0              15.25
  05/19/95   Bic Corp./                                  Consumer and stationery products              77.0              40.50
             Bic SA

  04/05/95   Club Med, Inc./Club Mediterranee S.A.       Resort management                             70.8              32.00
  03/07/95   Lin Broadcasting Corp./                     Communication                                 52.0             129.50
             AT&T Co.

  12/29/94   Fleet Mortgage Group Inc./                  Mortgage banking                              81.0              20.00
             (Mortgage Assoc.)
             Fleet Financial Group Inc.

  11/02/94   Pacific Telecom/Pacificorp                  Cellular phone services                       86.6              30.00
  09127/94   Ogden Projects Inc./Ogden Corp.             Heavy construction, waste                     84.2              18.38
                                                         management

                     PREMIUM OFFERED OVER MARKET
                ---------------------------------------------
   PURCHASE VALUE   UNAFFECTED        DAY PRIOR TO       ALL-TIME
       OFFERED        PRICE             PUB. ANC.          HIGH
           $MM            %                   %             %
                         (3)
   --------------  -----------      -----------       ---------
       193.0       43.5                43.5              0.0
       116.8       30.0                24.0            (8.0)
        75.8       29.0                27.0           (68.0)


       352.0       23.0                28.0              9.0
       798.6       15.0                16.0              8.0


       265.1       19.9                19.9           (26.2)
        88.3       11.0                12.0            (2.0)


        84.4       47.0                68.0           (65.0)

       117.5       14.9                14.9           (11.1)
     2,300.0       25.6                25.6              0.0
        60.0       37.1                37.1           (26.5)
       218.8       30.0                13.0            (1.0)


       150.4       44.0                33.0            (2.0)
     3,323.3      (7.0)               (3.0)           (11.0)


       190.0       21.0                15.0           (22.0)



       159.0       21.0                24.0            (5.0)
       110.3        6.0                 6.0           (42.0)


NOTES
1.   Based on level of ownership prior to back-end acquisition
2.   Based on final offer price per share
3. Share price of acquiree prior to implicit or explicit market expectation of acquisition by parent


MORGAN STANLEY DEAN WITTER                                               41

PROJECT JUICE   ANALYSIS OF SELECTED ACQUISITIONS OF MINORITY INTERESTS
                ANALYSIS OF SELECTED MINORITY INTEREST ACQUISITIONS (CONT'D)
                1992 TO PRESENT
                ==============================================================



                                                                                                INITIAL OWNERSHIP           FINAL
DATE OF                                                                                                  POSITION   CONSIDERATION
PUB. ANC.   ACQUIREE/ACQUIROR                       ACQUIREE'S INDUSTRY                                         %              $
                                                                                                              (1)             (2)
--------- ---------------------------------      --------------------------------               -----------------   -------------
 09/08/94   Contel Cellular Inc./                   Cellular services, telecommunications                     90.0          25.50
            GTE Corp.
 08/24/94   Castle & Cooke Inc./                    Real estate development                                   83.0          15.75
            Dole Foods
 07/28/94   Chemical Waste Management/              Waste management                                          78.0           8.85
            WMX Technologies
 04/28/94   Enquirer/Star Group Inc./MacFadden      Printing, publishing, and allied                          77.0          17.50
            Holdings Inc. & Boston Ventures L.P.    industries
 03/01/94   Foxmeyer Corp.                          Wholesale drug distributor                                80.5          14.75
            (Foxmeyer Health Corp.)/
            National Intergroup Inc.
 11/23/93   Southeastern Public Service Co./        Conglomerate-utilities, gas and                           71.0          22.20
            Triarc Co. (DWG)                        insurance
 10/13/93   Medical Marketing Group Inc./           Marketing for pharmaceuticals                             54.2          27.25
            Medco Containment Services Inc.
 02/22/93   United Investors Management             Asset management                                          83.0          31.25
            Company/Torchmark Corp.
 08/17/92   PHLCorp, Inc./                          Motivation service, trading stamps                        63.0          25.78
            Leucadia National Corp.
 03/02/92   Grace Energy Corp./                     Divested energy company                                   83.4          19.00
            W.R. Grace & Co.
 02/24/92   Unocal Exploration Corp./               Oil and gas                                               96.0          11.68
            Unocal Corp.

                      PREMIUM OFFERED OVER MARKET
                 ---------------------------------------------
  PURCHASE VALUE   UNAFFECTED     DAY PRIOR TO       ALL-TIME
         OFFERED        PRICE        PUB. ANC.           HIGH
            $MM             %               %             %
                          (3)
 --------------  -----------      -----------       ---------
        254.2          39.0             43.0           (9.0)

         81.5          52.0             35.0             0.0

        397.1           4.0             11.0          (32.0)

        636.0           2.0             20.0          (11.0)

         82.4         (3.0)            (6.0)           (3.0)



         69.0         (5.0)              3.0          (18.0)

        157.6         (8.0)           (18.0)          (20.0)

        216.0          13.0             16.0             0.0

        140.0          28.0             12.0            24.0

         80.1          60.0             31.0             0.0

        116.7          18.0             21.0          (51.0)


NOTES
1.   Based on level of ownership prior to back-end acquisition
2.   Based on final offer price per share
3. Share price of acquiree prior to implicit or explicit market expectation of acquisition by parent

MORGAN STANLEY DEAN WITTER                                                   42

PROJECT JUICE   ANALYSIS OF SELECTED ACQUISITIONS OF MINORITY INTERESTS
                ANALYSIS OF SELECTED MINORITY INTEREST ACQUISITIONS (CONT'D)
                1992 TO PRESENT
                ==============================================================





                                                                               INITIAL OWNERSHIP           FINAL   PURCHASE VALUE
DATE OF                                                                                 POSITION   CONSIDERATION          OFFERED
PUB. ANC. ACQUIREE/ACQUIROR                 ACQUIREE'S INDUSTRY                              %              $                $MM
                                                                                            (1)           (2)
--------------------------------------  --------------------------------       -----------------   -------------   --------------
 08/17/92   PHLCorp Inc./                  Motivation service, trading stamps                63.0          25.78          140.0
            Leucadia National Corp.

 03/02/92   Grace Energy Corp./            Divested energy company                           83.4          19.00           80.1
            W.R. Grace & Co.

 02/24/92   Unocal Exploration Corp./      Oil and gas                                       96.0          11.68          116.7
            Unocal Corp.

                                                                                                 Mean           (All Transactions)
                                                                                                 Median         (All Transactions)

                                                                                                 Mean     (Insurance Transactions)
                                                                                                 Median   (Insurance Transactions)

           PREMIUM OFFERED OVER MARKET
---------------------------------------------
  UNAFFECTED   INDAY PRIOR TO       ALL-TIME
       PRICE        PUB. ANC.           HIGH
           %               %             %
         (3)
 -----------      -----------       ---------
       28.0         12.0               24.0


       60.0         31.0                0.0


       18.0         21.0              (51.0)


       24.7         21.1              (19.9)
       21.3         19.0             (11. 1)

       24.3         22.1               (4.6)
       24.3         20.3               (2.0)


SOURCE MSDW research, Securities Data Company




NOTES
1.   Based on level of ownership prior to back-end acquisition
2.   Based on final offer price per share
3. Share price of acquiree prior to implicit or explicit market expectation of acquisition by parent



MORGAN STANLEY DEAN WITTER                                                    43

--------------------------------------------------------------------------------
PROJECT JUICE



--------------------------------------------------------------------------------
APPENDIX C
SELECTED U.S. PROPERTY AND CASUALTY PRECEDENT TRANSACTIONS
--------------------------------------------------------------------------------






MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
PROJECT JUICE
--------------------------------------------------------------------------------
SELECTED U.S. PROPERTY AND CASUALTY PRECEDENT TRANSACTIONS
--------------------------------------------------------------------------------
SELECTED U.S. PROPERTY AND CASUALTY PRECEDENT TRANSACTIONS
$ IN MM
--------------------------------------------------------------------------------

O TRADITIONAL TRANSACTION PRECEDENT MULTIPLES ARE LESS RELEVANT IN A MINORITY INTEREST ACQUISITION CONTEXT GIVEN THE IMPLIED CONTROL PREMIUM IN MOST M&A TRANSACTIONS

O    LIMITED SET OF RELIABLE PUBLICLY AVAILABLE INFORMATION

O A REVIEW OF PRICING TRENDS IN MAJOR RECENT PERSONAL AND COMMERCIAL LINES TRANSACTIONS REVEALS THREE TRENDS:

     -    MANY "ONE-OFF" TRANSACTIONS

     -    HIGHER MULTIPLES PAID FOR PERSONAL LINES COMPANIES

     -    LOWER MULTIPLES PAID IN COMMERCIAL LINES TRANSACTIONS

---------------------------------------------------------------------------------------------------------------------------------

                                                                             EQUITY VALUE AS A MULTIPLE OF         SHARE PRICE
                                                                        -----------------------------------------  -------------
                                                                        GAAP OPERATING INCOME
                                                                        ----------------------
                                                   AGGREGATE    EQUITY           1 YR    2 YRS    BOOK   BOOK VAL  1 DAY 1 MONTH
ANNOUNC.                                               VALUE     VALUE    LTM     FWD      FWD   VALUE (EXFAS115)  PRIOR   PRIOR
DATE      ACQUIROR              TARGET                     $         $      x       x        x       x          x      %       %
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2/29/00   Tangerine             Reliance Surety        580.0     580.0     NA      NA       NA    3.58        NA      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
          Zurich/Farmers
10/19/99  Insurance             Foremost               897.0     812.0   16.6    15.0     13.9    3.02      3.06    22.2    21.9
---------------------------------------------------------------------------------------------------------------------------------
8/23/99   American Re           United National        505.0     505.0   20.5      NA       NA    1.81        NA      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
                                St. Paul Personal
7/12/99   MetLife               Lines                  600.0     600.0     NA      NA       NA      NA        NA      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
7/12/99   Royal & Sun Alliance  Orion Capital Corp   1,849.9   1,390.5     NA    18.2     15.6    2.17      2.23    22.7    68.7
---------------------------------------------------------------------------------------------------------------------------------
6/9/99    Allstate Corp.        CNA Personal Lines   1,200.0   1,200.0   20.0      NA       NA    1.25      1.25      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
2/8/99    Chubb Corporation     Executive Risk       1,050.0     850.0   19.8    17.3     15.9    2.65      3.08    63.0    28.6
---------------------------------------------------------------------------------------------------------------------------------
                                Cigna's P&C
1/12/99   ACE Limited           Operations           3,450.0   3,450.0   20.4      NA       NA    1.41        NA      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
2/1/99    Liberty Mutual        GRE U.S. Business    1,465.0   1,465.0     NA      NA       NA      NA        NA      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
          Associates First
8/31/98   Capital Corp.         Northland Co.          500.0     500.0     NA      NA       NA      NA        NA      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
6/3/98    Nationwide Mutual     Allied Group         1,639.7   1,800.0   23.5    21.3     20.0    3.66      3.91     4.5    15.8
---------------------------------------------------------------------------------------------------------------------------------
          Guardian Royal        Netherlands
6/1/98    Exchange              Insurance            1,150.0   1,150.0   23.7      NA       NA    1.96      2.09      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
1/19/98   St. Paul Cos.         USF&G                3,500.0   2,800.0   11.0    14.2     11.9    1.49      1.60     2.6    -2.0
---------------------------------------------------------------------------------------------------------------------------------
6/30/97   GE Capital            Colonial Penn        1,020.0     950.0     NA      NA       NA      NA        NA      NA      NA
---------------------------------------------------------------------------------------------------------------------------------
6/9/97    SAFECO                American States      2,800.0   2,800.0   15.9    16.5     14.8    2.11      2.31    31.2    12.9
---------------------------------------------------------------------------------------------------------------------------------
                                Aetna Life &
11/29/95  Travelers Group       Casualty             4,035.0   4,000.0   10.0      NA       NA    1.03      1.12    17.9     7.3
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Mean                  (All Companies)      1,640.1   1,553.3   18.1    17.1     15.3    2.18      2.29    23.4    21.9
---------------------------------------------------------------------------------------------------------------------------------
          Median                (All Companies)      1,175.0   1,175.0   19.9    16.9     15.2    2.04      2.23    22.2    15.8
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Mean                  (Personal Lines)     1,071.3   1,072.4   20.0    18.1     17.0    2.64      2.74    13.3    18.8
---------------------------------------------------------------------------------------------------------------------------------
          Median                (Personal Lines)     1,022.3     950.0   20.0    18.1     17.0    3.02      3.06    13.3    18.8
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Mean                  (Commercial Lines)   1,898.6   1,771.9   17.3    16.5     14.5    2.02      2.07    27.5    23.1
---------------------------------------------------------------------------------------------------------------------------------
          Median                (Commercial Lines)   1,468.0   1,390.5   19.8    16.9     15.2    1.96      2.16    22.7    12.9
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

SOURCE Securities Data Company, MSDW research

NOTES
1. Personal lines transactions include: Farmers/Foremost, MetLife/St. Paul Personal Lines, Allstate/CNA Personal Lines, Nationwide/Allied, GE Capital/Colonial Penn
2. Commercial lines transactions include: Tangerine/Reliance Surety, American Re/United National, Royal & Sun Alliance/Orion Capital, Chubb/Executive Risk, ACE/CIGNA P&C, Liberty Mutual/GRE, Associates/Northland, GRE/Netherlands Insurance, SAFECO/American States, Tangerine/Aetna


MORGAN STANLEY DEAN WITTER                                                  45

--------------------------------------------------------------------------------
PROJECT JUICE



--------------------------------------------------------------------------------
APPENDIX D
ORANGE PERFORMANCE RELATIVE TO TANGERINE
--------------------------------------------------------------------------------







MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
PROJECT JUICE

--------------------------------------------------------------------------------
ORANGE PERFORMANCE RELATIVE TO TANGERINE
--------------------------------------------------------------------------------
ORANGE PERFORMANCE RELATIVE TO TANGERINE
--------------------------------------------------------------------------------

O    ORANGE'S STOCK HAS CONSISTENTLY OUTPERFORMED THAT OF TANGERINE


TANGERINE VERSUS ORANGE
INDEXED PRICES


                               [GRAPHIC OMITTED]


47 The Value Map reflects that the market currently attaches a valuation to Tangerine consistent with its projected ROE

     Line chart of the Company's share price (index to 100) versus Citigroup's share price (index to 100) from April 23, 1996 to March 17, 2000




RATIO OF TANGERINE SHARE PRICE TO ORANGE SHARE PRICE


                               [GRAPHIC OMITTED]


     Line chart showing the ratio of the Company's share price to Citigroup's share price from April 23, 1996 to March 17, 2000



MORGAN STANLEY DEAN WITTER                                               47